                                                                    Exhibit 99.1
                                Kerr-McGee Corp.
                   Projected Daily Average Production Volumes
As of April 2004
                                                                    2004 Production Forecast
                         -----------------------------------------------------------------------------------------------------------
                               1-Qtr                 2-Qtr                  3-Qtr                  4-Qtr                 Year
                         -----------------     ------------------     ------------------     -----------------     -----------------
                              Actual               Projected              Projected              Projected             Projected
Crude Oil
(BOPD)
  Onshore                 18,800 -  18,800      17,000 -   19,000      16,000 -   18,000      16,000 -  18,000      16,900 -  18,400
  Offshore                57,500 -  57,500      50,000 -   54,000      46,000 -   50,000      45,000 -  50,000      49,600 -  52,900
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------
    U.S.                  76,300 -  76,300      67,000 -   73,000      62,000 -   68,000      61,000 -  68,000      66,500 -  71,300
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------

  North Sea               66,900 -  66,900      58,000 -   62,000      54,000 -   60,000      58,000 -  64,000      59,200 -  63,200
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------

  Other International          0 -       0           0 -        0           0 -        0       3,000 -   4,000         800 -   1,000
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------

      Total              143,200 - 143,200     125,000 -  135,000     116,000 -  128,000     122,000 - 136,000     126,500 - 135,500
                         =======   =======     =======    =======     =======    =======     =======   =======     =======   =======

Natural Gas
(MMCF/D)                       1-Qtr                 2-Qtr                  3-Qtr                  4-Qtr                 Year
                         -----------------     ------------------     ------------------     -----------------     -----------------
  Onshore                    322 -     322         320 -      350         310 -      340         300 -     330         313 -     335
  Offshore                   328 -     328         330 -      365         360 -      400         410 -     460         357 -     388
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------
    U.S.                     650 -     650         650 -      715         670 -      740         710 -     790         670 -     723
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------

  North Sea                  113 -     113          90 -      100          60 -       70          75 -      85          84 -      92
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------

  Other International          0 -       0           0 -        0           0 -        0           0 -       0           0 -       0
                         -------   -------     -------    -------     -------    -------     -------   -------     -------   -------

      Total                  763 -     763         740 -      815         730 -      810         785 -     875         754 -     815
                         =======   =======     =======    =======     =======    =======     =======   =======     =======   =======


BOE/D                    270,300 - 270,300     248,300 -  270,800     237,700 -  263,000     252,800 - 281,800     252,200 - 271,300
                         =======   =======     =======    =======     =======    =======     =======   =======     =======   =======




 -------------------------------------------------------------------------------
        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.
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